UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 24, 2020

CHINA VTV LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-203754	47-3176820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Times Centre, 393 Jaffe Road, Suite 17A, Wan Chai, Hong Kong
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
+85267353339

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Securities registered pursuant to Section 12(b) of the Act: None.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

There are statements in this Current Report on Form 8-K that are not historical facts. These “forward-looking statements” can be identified by use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. You should read this entire Current Report on Form 8-K (including all the contents incorporated by reference) carefully. Although management believes that the assumptions underlying the forward looking statements included in this Current Report on Form 8-K are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report on Form 8-K will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 18, 2019, China VTV Limited, a Nevada corporation (the “Company” or “we”), VTV Global Culture Media (Beijing) Co., Ltd., a Chinese wholly foreign owned entity and a wholly-owned subsidiary of the Company (“WFOE”), Butterfly Effect Culture Media (Beijing) Co., Ltd. (the “Target” or “Butterfly Effect Media”), a corporation formed under the laws of the People’s Republic of China (the “PRC”) and each and all of the shareholders of the Target (each, a “Target Shareholder”, and collectively, “Target Shareholders”) entered into a business acquisition agreement (the “Acquisition Agreement”), pursuant to which the Company through its WFOE agreed to acquire the Target through a series of management agreements (the “VIE Agreements”) to effectively control and own the Target (the “Acquisition”). In accordance with the Acquisition Agreement, in consideration for the effective control over the Target, the Company agreed to issue an aggregate of 24,000,000 shares of its common stock (the “Common Stock”), par value $0.001 per share, at the stipulated price of $4.00 per share (the “Stock Consideration”) without respect of the stock price at which the Common Stock trades, to the Target Shareholders pro rata in accordance with the percentage (the “Target Shareholder Equity Percentage”) listed on Schedule A as set forth in the Acquisition Agreement. In addition, subject to the terms and conditions in the Acquisition Agreement, the Company and its subsidiaries agreed to pay a total of RMB 288,000,000 (the “Cash Consideration”) to the Target Shareholders pro rata with the Target Shareholder Equity Percentage over a period as set forth therein and in the first amended acquisition agreement (“Amendment No. 1”) dated December 28, 2019.

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On January 10, 2020, in connection with the Acquisition, the board of directors (the “Board”) of the Company elected Ms. Qiongfang Shi as a member of the Board, effective immediately. Ms. Qiongfang Shi is a shareholder and board member of the Target and is serving as a member of the Board of the Company until the Company’s next annual shareholder meeting and until her successor shall be duly elected and qualified or her earlier resignation.

On February 24, 2020 (the “Closing Date”), the Company and the Target closed the transactions contemplated under the Acquisition Agreement, as amended (the “Closing”), pursuant to which the Company effectively controls Butterfly Effect Media via the VIE Agreements, which have been executed by the WFOE, Butterfly Effect Media and each Target Shareholder on the Closing Date. In accordance with the terms of the Acquisition Agreement, the Company is in the process of issuing a total of 24,000,000 restricted shares of its common stock to the Target Shareholders and 1,680,000 restricted shares of common stock to the broker of this Acquisition for the introduction to the Target and aid in completing the Acquisition.

On the Closing Date, the Company, the Target and each Target Shareholder entered into Amendment No. 1 to the Acquisition Agreement, which provides that the Company shall pay the Target Shareholders at least 45 million RMB (approximately $6.39 million USD) pro rata from the proceeds of its first public or private offering of its shares after the Acquisition, make payments to the Target Shareholders pro rata of an additional 99 million RMB (approximately $14.07 million USD) by December 31, 2020 and another 144 million RMB (approximately $20.46 million USD) on or before December 31, 2021. In accordance with Amendment No. 1, after the Company makes the cash payments of at least 144 million RMB (approximately $20.46 million USD), which is half of the total Cash Consideration, to the Target Shareholders, the Company may choose to pay half of the remaining Cash Consideration, equivalent to 72 million RMB (approximately $10.23 million USD), in the form of its common stock at a price of $2.00 per share to the Target Shareholders as opposed to making such cash payment in the amount of 72 million RMB.

On the Closing Date, the Company, the Target and each Target Shareholder entered into a second amendment (“Amendment No. 2”) to the Acquisition Agreement dated December 31, 2019 to amend the claw-back formula in Section 7.12 of the Acquisition Agreement which requires the return of the Company’s shares by the Target Shareholders if certain net income targets are not met, as follows:

Shares of Common Stock to be Returned by Each Target Shareholder

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=3.8* (the Accumulated Net Income Milestone – Actual Accumulated Net Income for the First, Second and Third Fiscal Years)*Target Shareholder Equity Percentage ÷ $4.00 per share

Amendment No. 2 added the limitation that the Company shall have the right to “claw” back from each Target Shareholder up to the amount of the Company’s common stock issued to each Target Shareholder and the Cash Consideration paid to each Target Shareholder if the claw-back conditions are met pursuant to the Acquisition Agreement.

Following the Closing, the Company operates as a single entity with two relatively separate but integrated business units, which are 1) the e-media online streaming platform operated by the Company’s Hong Kong subsidiary and 2) the literary adaptation business whereby the Target adapts original stories or books into TV shows, movies and mobile video games to be distributed in and outside the People’s Republic of China (the “PRC”) through the internet. The Company is currently exploring the model to distribute contents, such as TV show episodes, produced by Butterfly Effect Media on our online streaming platform. While each of the two business units is operating independently of each other, they are supervised by the board of directors (the “Board”) of the Company and share certain common resources and functions, including, but not limited to, accounting, business development, and marketing functions. The new Board after January 10, 2020 has representatives from both the Company and Butterfly Effect Media.

Tax Treatment of the Acquisition

Because all of the Target Shareholders are non U.S. holders, we do not discuss the U.S. federal income tax consequences of the Target Shareholders in this Form 8-K.
However, we strongly urge the Target Shareholders to consult with their own tax advisors concerning the specific tax consequences of this Acquisition and potential reporting requirements.

Accounting Treatment

Due to the fact that the Company remains control of Butterfly Effect Media as a result of the Acquisition, the Acquisition will be accounted for as a regular acquisition pursuant to which the Company will be considered the acquiring entity for accounting purposes in accordance with generally accepted accounting principles in the United States of America, referred to as “U.S. GAAP.”

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BUSINESS OF BUTTERFLY EFFECT MEDIA

Butterfly Effect Media is a literature and media company that devotes itself to literary adaptation to another medium, such as television shows, movies, audible books or video games. Butterfly Effect Media’s business chain starts from composing books or scripts, licensing copyrights, producing moving pictures or video games to eventually distributing the moving pictures or video games on the internet.

Overview

Incorporated in China under the laws of the PRC on February 23, 2016, Butterfly Effect Media has defined its business focus to literary adaptation and literary creation for internet TV shows and movies primarily in the Chinese market. The Target uses the meaning of a far-reaching ripple effect of “Butterfly Effect” used in the chaos theory to imply that the Target aims to influence the media industry and reach the public via its TV shows, movies and video games over the internet.

Butterfly Effect Media’s executive team constantly reviews books and articles with an eye for suitable candidates for adaptation into TV shows, movies and mobile phone video games, primarily to be launched over the internet. When Butterfly Effect Media identifies a proper story for adaptation, it may purchase or obtain a licensing right from the copyright owner, which is oftentimes a publishing company, to allow Butterfly Effect Media to adapt the original story into TV scripts, audible book scripts, or movie scripts and to distribute the new product(s) in certain jurisdictions. If Butterfly Effect Media believes a certain original story may become a big hit as an online TV show, video game, movie or audible book, it will usually purchase all types of the copyrights underlying the original story for further development. On the other hand, Butterfly Effect Media may purchase certain type of license to the original stories, such as the right to adapt a story into a TV show.

Butterfly Effect Media purchases various types of copyrights from approximately 20 Chinese publishers. For example, Butterfly Effect Media has obtained in the past copyrights or licensing rights from the Intellectual Property Publishing House (China), The Writers Publishing House (China), Jiu Zhou Press (China), China Agriculture Press, China Land Press and Yishu Technology.

Butterfly Effect Media partners with some popular writers, who are mostly novelists enjoying great reputation for creating stories for internet readers. Butterfly Effect Media collaborates with more than eighty writers in the PRC. From time to time, these writers contract with Butterfly Effect Media to compose original stories in accordance with the instructions from Butterfly Effect Media or adapt original stories into various types of scripts per the requests of Butterfly Effect Media.

Some of the contracting writers have exclusive service agreements with Butterfly Effect Media, pursuant to which they compose articles or books for Butterfly Effect Media on an exclusive basis during certain periods. The advisory team of Butterfly Effect Media consists of four established writers who it believes are prolific and well-received by the internet readers or viewers. The four advisors are Er Gen (pen name), a Chinese platinum web novel writer, Yue Guan, a Chinese historical novelist, Boyong Ma, a Chinese novelist, columnist and blogger, and Shuxin Chang, a novelist. In 2010, Mr. Boyong Ma won People’s Literature Prize, one of China’s most prestigious honors.

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After a script is completed, Butterfly Effect Media’s in-house production department forms a dedicated team with outside production studios to make the end-product, which can be TV episodes, a movie, audible books, or cell phone video games. Butterfly Effect Media houses a few actors for its moving picture production needs. Upon completion of the end product, Butterfly Effect Media collaborates with an internet content platform to distribute the end product. Butterfly Effect Media has established working relationships with more than ten Chinese online platforms, such as TV Sohu, Tencent Video (a subsidiary of Tencent), Youku, iQiyi (a subsidiary of Baidu), Beijing Kaixing Culture Communication Co., Ltd., etc.

Butterfly Effect Media uses the following criteria when selecting the original stories and deciding the end products for online distribution/broadcasting:

●	Current and near future popular trends or themes;

●	Difficulty and costs of production;

●	TV shows, movies and video games of similar themes;

●	Development period of the content/ end product;

●	Cost of the underlying copyrights; and

●	Potential implication of political controversies.

Business Model

Butterfly Effect Media centers its business on internet Chinese literary and literary adaptation for TV shows, movies, audible books and mobile phone video games that are primarily distributed through online platforms. Butterfly Effect Media owns copyrights to a number of selected original stories (the “Library”) either by purchase from the rightful owners (often publishing houses) or in-house composition. Butterfly Effect Media may adapt certain original stories into TV scripts, movie scripts, or audible book scripts for further development, if the executive team determines to do so. Among the completed scripts, Butterfly Effect Media selects some of the scripts for production and sells the copyrights to the unselected scripts and original stories to third parties. After a TV show, movie, audible book or video game is finished, Butterfly Effect Media will try to sell the finished video or audio products to internet content platform for broad distribution.

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Primary Products and Products under Development

As of the date of this report, Butterfly Effect Media owned various copyrights to approximately 55 original stories, including the right to develop the audible versions and other adaptation rights. Among these original stories, Butterfly Effect Media is working on nine TV scripts for future TV show production. The nine TV show scripts include Chinese martial art actions, contemporary detective, historical dramas, Chinese civil war-themed stories, and science fictions. Among the TV scripts that Butterfly Effect Media is working on, one script is based on a popular martial art book “The Legacy of Chu Liu Xiang,” authored by Gu Long, one of the few well-known novelists in China with specialty in the martial art genre.

With respect to cell phone video games, Butterfly Effect Media is testing and improving a cell phone video game named after the same name of the original book “The Qin Empire.” Based on the second testing results from the Taptap platform, Butterfly Effect Media thinks the cell phone video game “The Qin Empire” received enthusiastically positive feedbacks from its gamers.

In addition, Butterfly Effect Media has invested in two TV shows and one internet movie, which are “A Journey to Tang” (TV show), “Princess is a Cat” (TV show), and “Murder the Memory” (movie). Among the invested products, A Journey to Tang was distributed exclusively on Tencent Video since January 12, 2018.

Butterfly Effect Media constantly seeks and reviews original stories seeking suitable candidates for literary adaptation. Its experienced executive team and production department believe that they understand what the online Chinese viewers would like to watch and are making every effort to cater to such tastes.

Writers

Butterfly Effect Media has exclusive and non-exclusive contracts with approximately 80 writers who primarily write stories for online readers. The representatives of the contracting writers include Mr. Boyong Ma, Yue Guan, Er Gen (pen name), Straying Toad (pen name, real name: Chao Wang), Angel Oscar (pen name) and Xintian Tang. The contracting writers endeavor to cater to the taste of their readers and fans on the internet and create a variety of stories that to certain extent reflect the Chinese social reality. Butterfly Effect Media and the contracting writers always give high priority to political correctness in order to avoid the risks of prohibition imposed by the relevant Chinese governmental agency.

The advisory team of Butterfly Effect Media consists of four established writers who we believe are prolific and know how to cater to the taste of internet readers and viewers. The four advisors are Er Gen (pen name), Yue Guan, Boyong Ma, and Shuxin Chang.

Publishing Companies

Butterfly Effect Media purchases certain categories of copyrights from the owners, including approximately 20 publishing houses in the PRC. Butterfly Effect Media believes that it maintains a good relationship with those publishers. Some of the national publishers that Butterfly Effect Media has worked with include, without limitation, the Intellectual Property Publishing House (China), The Writers Publishing House (China), Jiu Zhou Press (China), China Agriculture Press, China Land Press and the Petroleum Industry Press (China).

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Actors

Butterfly Effect Media has service contracts with a number of experienced actors. Some of Butterfly Effect Media’s contracting actors include Mr. Junze Du, Ms. Die Cai, Mr. Yike Li and Mr. Shihang Zhan. Mr. Junze Du has appeared in a few popular TV shows and a couple of movies, such as The Glamorous Imperial Concubine (TV show), New Dragon Gate Inn (TV show), Eternal Love (TV show), Beauty’s Rival in Palace (TV show), and Lost in Panic Room (movie). Ms. Die Cai was one of the lead actors in the TV show “Ladies and Boys” and appeared in “The Believer is Invincible” (TV show). Mr. Yike Li participated in the acting of the following recent TV shows: “Nothing Gold Can Stay,” “Nos Annees Francaises,” and “The King of Land Battle.” Mr. Shihang Zhan appeared in the following recent TV shows: “Strange Tales of Liao Zhai 2” and “The Accomplice.”

Distribution Platforms

Butterfly Effect Media collaborates with internet content platforms to distribute TV shows and movies and uses certain mobile downloading platforms to test its mobile video games. Butterfly Effect Media has established working relationships with more than ten Chinese online platforms, such as TV Sohu, Tencent Video (a subsidiary of Tencent), Youku, iQiyi (a subsidiary of Baidu), Beijing Kaixing Culture Communication Co., Ltd., etc. In 2019, Butterfly Effect Media worked with Taptap to test its video game “The Qin Empire” which is adapted from the historical novel of the same name.

Key Officers

Qiongfang Shi, Chairperson and co-founder of Butterfly Effect Media, co-founded Butterfly Effect Media in 2016. Previously Ms. Shi served as the Vice President of Jiubang Digital Technology (Guangzhou) Co., Ltd. (one of the affiliates of Sungy Mobile Limited) from November 2010 to June 2015. In addition, Ms. Shi has had various roles in the areas of Chinese literature, sales and marketing and project management. The Board of the Company elected Ms. Shi as a member of the Board, effective January 10, 2020, in connection with this Acquisition and as a replacement of Mr. Hongbin Dong, a former director of the Board.

Yang Wang, CEO of Butterfly Effect Media,
has served as the CEO of Butterfly Effect Media since its inception in 2016. Mr. Wang was the managing partner of Zheshang Wanjia (Beijing) Venture Capital Management L.P. from September 2015 to August 2016. Previously Mr. Wang was the Chief Investment Officer at Leshi Internet Information and Technology Corp., one of the largest online video companies in China, from August 2014 to August 2015, and the Chief Investment Officer at Borui Group from January 2011 to July 2014.

Gang Luo, Producer and Senior Vice President of Butterfly Effect Media,
oversees the moving picture production and script composition of Butterfly Effect Media. Mr. Luo participated, as an executive producer or producer, in the production of various Chinese TV shows and movies, such as “Ye Wen” (movie), “Dragon Tiger Gate” (movie), “Divorce Lawyers” (TV show), “Long Time No See” (TV show), “Ice Fantasy”(TV show), “Three Dads” (TV show), “Lady & Liar” (TV show), “Prince of Lan Ling” (TV show), and “Women Must Be Stronger” (TV show).

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Employees

As of the date of this report, Butterfly Effect Media, including six of its wholly-owned and majority-owned subsidiaries, had 62 employees, none of whom are represented by a labor union. Butterfly Effect Media believes its employee relations are good.

Facilities

Butterfly Effect Media leases its main office space in Chaoyang District, Beijing, China from September 22, 2017 to September 21, 2020. Its offices in Beijing occupy approximately 7,290 square feet, consisting of offices, an entertainment lounge, and a terrace. The annual base rent for the Beijing office was approximately $211,000 from September 22, 2018 to September 21, 2019 and $227,600 from September 22, 2019 to September 21, 2020. Butterfly Effect Media is responsible for all the expenses incurred because of the use of the office space, such as electricity, internet, telecommunication, water and parking.

Corporate Structure and Subsidiaries

Butterfly Effect Media was incorporated on February 23, 2016 under the laws of the PRC. Butterfly Effect Media has one wholly owned subsidiary registered in Khorgas, Xinjiang, China and five majority owned Chinese subsidiaries and has minority ownership interest in two Chinese subsidiaries.

Government Regulations

Butterfly Effect Media believes that it purchases and sells copyrights in the PRC in compliance with the intellectual property laws of the PRC. It believes that it does not need a special license or permit to trade copyrights.

The PRC Tax Beneficial Treatment

On November 29, 2011, the Chinese State Taxation Administration announced its notice regarding the tax exemption for companies operating certain businesses in any of the two special economic development zones in Xinjiang Province, China. On June 5, 2017, the local branch of the State Taxation Administration in Khogus granted Khogus Butterfly Effect Culture Media Co., Ltd. the tax exempt status regarding its operating profits from January 1, 2017 to December 31, 2020. Khogus Butterfly Effect Culture Media Co., Ltd. is a wholly owned subsidiary of Butterfly Effect Media.

Legal Proceedings

From time to time Butterfly Effect Media may become involved in legal proceedings and claims, or be threatened with other legal actions and claims, arising in the ordinary course of business relating to its intellectual property, product liability, regulatory compliance and/or marketing and advertising of its products. As of to date, Butterfly Effect Media was not involved or threatened with any legal actions and regulatory proceedings.

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth above in Item 2.01 of this Current Report is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired

The registrant plans to file the required financial statements of Butterfly Effect Media, the company acquired, on or before May 8, 2020 on a Form 8-K/A.

(b)
Pro Forma Financial Information

The registrant plans to file the pro forma financial information of the Company and Butterfly Effect Media on or before May 8, 2020 on a Form 8-K/A together with the financial statements of Butterfly Effect Media.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China VTV Limited

Date: March 2, 2020	By:	/s/ Tijin Song
	Name:	Tijin Song
	Title:	Chief Executive Officer

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